UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2013

GELTOLOGY INC.

(Exact name of registrant as specified in charter)

333-174874 (Commission File Number)	Delaware (State or other jurisdiction of incorporation)	35-2379917 (IRS Employer Identification No.)

Room 801, Plaza B, Yonghe Building,

No.28 AnDingMen East Street,

Dongcheng District,

Beijing, China.

Postal Code: 100007

(Address of principal executive offices and zip code)

Phone: 86-10-64097316

Fax: 86-10-64097026

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________________________________

Item 4.01 Changes in Registrant's Certifying Accountant

On October 10, 2013, General Agriculture Corporation (“Company”) dismissed its independent registered public accounting firm Patrizio & Zhao, LLC. The decision to dismiss Patrizio & Zhao, LLC was adopted by the Board of Directors of the Company based on the fact that on September 30, 2013, Patrizio & Zhao , LLC was denied the ability to practice before the Securities and Exchange Commission, pursuant to Rule 102 (e)(i)(ii) of the Commission’s Rules of Practice and Section 4C of the Exchange Act.

None of the reports of Patrizio & Zhao, LLC, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and Patrizio & Zhao, LLC, for the two most recent fiscal years and any subsequent interim period through October 10, 2013 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Patrizio & Zhao, LLC, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Patrizio & Zhao, LLC has not advised the Company that:

1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of  Patrizio & Zhao, LLC which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3) the scope of the audit should be expanded significantly, or information has come to the attention of Patrizio & Zhao, LLC that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended September 30, 2013.

As of the date of this current report, the Company is still in the search for a new independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

Exhibit

Number        Descriptions

16.1               Letter from Patrizio & Zhao, LLC regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Agriculture Corporation
Dated: October 15, 2013
	By:	/s/ Xingping Hou
Name: Xingping Hou
Title: Chief Executive Officer